LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

     Supplement to the Statement of Additional Information for Primary Class
             Shares, Class A Shares, Institutional Class Shares and
                       Financial Intermediary Class Shares
                              dated August 1, 2003



The following paragraph is added to the section entitled "Additional Purchase And Redemption Information" beginning on page 31 of the Statement of Additional
Information:

Excessive Trading

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. However, this reservation of right does not impose an obligation to take action in any particular circumstance. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Investors seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there can be no guarantee that the funds or their agents will be successful in defeating these strategies. In addition, the ability of the funds and their agents to detect, prevent or terminate excessive trading through accounts maintained by brokers, retirement plan accounts and other financial intermediaries is limited in circumstances where the underlying shareholder account information is maintained by the financial intermediary.



                      This supplement is dated May 5, 2004.

You should retain this supplement with your Statement of Additional Information for future reference.